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World Omni Auto Receivables Trust 2002-A
Monthly Servicer Certificate
August 31, 2003
Aggregate Note Amount                                  Aggregate Note Amount
Original                                               837,250,000.00

Note Balance @ 7/31/03                                 505,898,217.14
Principal distributable amount                          22,979,611.66

Note Balance @ 8/31/03                                 482,918,605.48

                                                       Class A-1
Note Amount                                            Note Amount

Original                                               198,000,000.00

Note Balance @ 7/31/03                                           0.00
Principal distributable amount                                   0.00

Note Balance @ 8/31/03                                           0.00

                                                       Class A-2
Note Amount                                            Note Amount

Original                                               197,500,000.00

Note Balance @ 7/31/03                                  82,163,198.38
Principal distributable amount                          21,674,369.71

Note Balance @ 8/31/03                                  60,488,828.67

                                                       Class A-3
Note Amount                                            Note Amount

Original                                               232,000,000.00

Note Balance @ 7/31/03                                 232,000,000.00
Principal distributable amount                                      -

Note Balance @ 8/31/03                                 232,000,000.00

                                                       Class A-4
Note Amount                                            Note Amount

Original                                               163,000,000.00

Note Balance @ 7/31/03                                 163,000,000.00
Principal distributable amount                                      -

Note Balance @ 8/31/03                                 163,000,000.00

                                                       Class B
Note Amount                                            Note Amount

Original                                                46,750,000.00

Note Balance @ 7/31/03                                  28,735,018.74
Principal distributable amount                           1,305,241.95

Note Balance @ 8/31/03                                  27,429,776.79



Distributable Amounts                                  Total

Interest Distributable Amount                            1,470,482.68
Principal Distributable Amount                          22,979,611.66

Total                                                   24,450,094.34

Distributable Amounts                                  Class A-1

Interest Distributable Amount                                    0.00
Principal Distributable Amount                                   0.00

Total                                                            0.00

Distributable Amounts                                  Class A-2

Interest Distributable Amount                              173,227.41
Principal Distributable Amount                          21,674,369.71

Total                                                   21,847,597.12

Distributable Amounts                                  Class A-3

Interest Distributable Amount                              657,333.34
Principal Distributable Amount                                   0.00

Total                                                      657,333.34

Distributable Amounts                                  Class A-4

Interest Distributable Amount                              550,125.00
Principal Distributable Amount                                   0.00

Total                                                      550,125.00

Distributable Amounts                                  Class B

Interest Distributable Amount                               89,796.93
Principal Distributable Amount                           1,305,241.95

Total                                                    1,395,038.88



Note Factors                                           Series A-1                    Series A-2

                                      8/31/2003                  0.0000000%                   30.6272550%

Note Factors                                           Series A-3                    Series A-4

                                      8/31/2003                100.0000000%                  100.0000000%

Note Factors                                           Series B

                                      8/31/2003                 58.6733193%


Pool Data                                              $                             #

Original Pool Balance                                  850,001,035.79                     50,782
Pool Balance at 7/31/03                                522,892,214.08                     41,113
Principal Payments                                      22,696,019.71                        825
Defaulted Receivables                                    1,055,516.89                         68
Pool Balance at 8/31/03                                499,140,677.48                     40,220
Overcollateralization Target Amount                     16,222,072.02
Recoveries                                                 377,860.56

Weighted Average APR                                             7.59%
Weighted Average Remaining Term                                 40.85



Account Balances                                       Advance                       Reserve Fund

Balance as of  7/31/03                                      85,237.75                  9,290,099.96
Balance as of  8/31/03                                      94,238.85                  9,297,685.09
Change                                                       9,001.10                      7,585.13
Reserve Fund Requirement                                                               9,015,271.82
Reserve Fund Supplemental Requirement/(Excess)                                          (282,413.27)



Distribution per $1,000                                Total

Distribution Amount                                             29.2028598

Interest Distribution Amount                                     1.7563245
Interest Carryover Shortfall                                     0.0000000

Principal Distribution Amount                                   27.4465353


Distribution per $1,000                                Class A-1

Distribution Amount                                              0.0000000

Interest Distribution Amount                                     0.0000000
Interest Carryover Shortfall                                     0.0000000

Principal Distribution Amount                                    0.0000000


Distribution per $1,000                                Class A-2

Distribution Amount                                            110.6207449

Interest Distribution Amount                                     0.8771008
Interest Carryover Shortfall                                     0.0000000

Principal Distribution Amount                                  109.7436441


Distribution per $1,000                                Class A-3

Distribution Amount                                              2.8333334

Interest Distribution Amount                                     2.8333334
Interest Carryover Shortfall                                     0.0000000

Principal Distribution Amount                                    0.0000000


Distribution per $1,000                                Class A-4

Distribution Amount                                              3.3750000

Interest Distribution Amount                                     3.3750000
Interest Carryover Shortfall                                     0.0000000

Principal Distribution Amount                                    0.0000000


Distribution per $1,000                                Class B

Distribution Amount                                             29.8404039

Interest Distribution Amount                                     1.9207900
Interest Carryover Shortfall                                     0.0000000

Principal Distribution Amount                                   27.9196138



Servicing Fee                                          Total

Amount of Servicing Fee Paid                               435,743.51
Total Unpaid                                                     0.00




Delinquent Receivables                                 #                             $

Past Due 31-60 days                                            419                     5,305,304.99
Past Due 61-90 days                                             83                       952,404.71
Past Due 91 + days                                              52                       655,158.79

 Total                                                         554                     6,912,868.49


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